UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2016 (October 31, 2016)

PERFORMANCE SPORTS GROUP LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Performance Sports Group Ltd. is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission on October 31, 2016 to file the ABL DIP Facility (as defined below) and Term DIP Facility (as defined below) as Exhibits 10.2 and 10.3, respectively, to the Form 8-K.

Item 1.01. Entry Into a Material Definitive Agreement.

The disclosure under Item 1.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 1.03. Bankruptcy or Receivership.

U.S. and Canadian Filings for Creditor Protection

On October 31, 2016 (the “Petition Date”), Performance Sports Group Ltd. (the “Company”) and all of its U.S. and Canadian subsidiaries (the “Debtor Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) for relief under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”).  The Chapter 11 cases are jointly administered under the caption “In re: BPS US Holdings Inc., et al.” Case No. 16-12373 (the “Chapter 11 Cases”).

In addition, on October 31, 2016, the Company and all of its U.S. and Canadian subsidiaries sought creditor protection under the Companies’ Creditors Arrangement Act (the “CCAA”) with the Ontario Superior Court of Justice (Commercial List) in Canada (the “Canadian Court”).  The Chapter 11 Cases and the CCAA Proceedings are collectively referred to as the “Bankruptcy Proceedings.”  The CCAA proceedings are jointly administered under the caption “Re Performance Sports Group Ltd. et al.” (the “CCAA Proceedings”).

The Debtors have received the necessary relief from the U.S. Court and the Canadian Court to pay certain claims in accordance with their existing business terms, and intend to continue operating their businesses in the ordinary course under the jurisdiction of the U.S. Court and the Canadian Court and in accordance with the applicable provisions of the Bankruptcy Code, orders of the U.S. Court, the CCAA and orders of the Canadian Court.

Section 363 Asset Purchase Transaction and related Stalking Horse Asset Purchase Agreement and Deposit Escrow Agreement

On October 31, 2016, the Debtors and 9938982 Canada Inc. (the “Purchaser”), an acquisition entity financed by Sagard Holdings Inc. and Fairfax Financial Holdings Limited (each, a “Backstop Party”), entered into an Asset Purchase Agreement (the “APA”), pursuant to which the Purchaser has agreed to (i) purchase and assume substantially all the properties, rights, interests and other assets of the Debtors (the “Assets”) and (ii) assume, become responsible for, and discharge and perform when due certain of the liabilities of the Debtors, in each case subject to the terms and conditions set forth in the APA, and for aggregate consideration based on a base purchase price of $575,000,000 (the “Transactions”).  The foregoing would be accomplished through the sale, transfer and assignment of the Assets by the Debtors to the Purchaser (or certain of its designated subsidiaries) in a sale undertaken pursuant to section 363 of the Bankruptcy Code and Section 36 of the CCAA. As part of such purchase, certain executory contracts and unexpired leases of the Debtors will be assumed by and assigned to the Purchaser (or certain of its designated subsidiaries) pursuant to section 365 of the Bankruptcy Code.  The Assets, contracts and leases would be acquired free and clear of any and all liens or claims, other than liens permitted and liabilities expressly assumed by the Purchaser (or certain of its designated subsidiaries) under the APA.

The Debtors are concurrently conducting a competitive process pursuant to bidding procedures to be approved by the U.S. Court and the Canadian Court, seeking higher and better qualified bids for a sale at auction of all or substantially all of the Debtors’ assets pursuant to Section 363 of the Bankruptcy Code and Section 36 of the CCAA. Upon approval by the U.S. Court and the Canadian Court, the bidding procedures will provide that the Purchaser is the “stalking horse” bidder for the Assets and that the Debtors will pay a break-up fee to the Purchaser equal to $20,125,000 (the “Break-Up Fee”) upon the consummation of an alternate transaction involving the sale of substantially all of the Assets to any person or entity other than the Purchaser or in certain other circumstances where the Transactions are not consummated. The APA, subject to the approval of the U.S. Court and the Canadian Court, also provides for reimbursement of certain expenses incurred by the Purchaser in connection with the APA.

The APA is subject to a number of closing conditions, including, among others, (i) the approval of the Courts, (ii) the accuracy of representations and warranties of the parties, and (iii) compliance in all material respects with the obligations set forth in the APA.

The APA will terminate following the occurrence of certain termination events set forth in the APA (each, a “Termination Event”), subject to, in most cases, a cure period, unless the Termination Event is waived by the applicable Parties.

In accordance with the APA, the Purchaser has deposited a “good faith deposit” of $28,750,000 in escrow to be held in accordance with the terms of an escrow agreement.

The APA also includes certain customary representations and warranties of the parties, as well as a covenant by the Debtors to use commercially reasonable efforts to operate in the ordinary course of business, taking into account their status as debtors-in-possession.

Debtor-in-Possession Financing

The Company has entered into two debtor-in-possession financing facilities to provide liquidity during the Bankruptcy Proceedings.

Bank of America, N.A. and certain other of the Company’s existing asset-based lenders have agreed to arrange debtor-in-possession financing (the “ABL DIP Financing”) to support the Debtors’ continued operations during the pendency of the Chapter 11 Cases.  The ABL DIP Financing is evidenced by a Superpriority Debtor-in-Possession ABL Credit Agreement (the “ABL DIP Facility”) providing for a secured asset-based revolving credit facility of up to

$200,000,000. The ABL DIP Financing has been approved on an interim basis by the U.S. Court and the Canadian Court and remains subject to final approval.

The maturity date of the ABL DIP Financing is defined as the earliest of:  (a) 120 days from the Petition Date; (b) the consummation of the APA or other sale of all or substantially all of the assets of the Debtors; (c) the occurrence of an event of default specified under the ABL DIP Facility and acceleration of all loans and cancellation of commitments thereunder; (d) three (3) business days after the Petition Date if an interim order approving the ABL DIP Facility is not entered by the U.S. Court and the Canadian Court; and (e) thirty (30) days after the Petition Date if a final order approving the ABL DIP Financing has not been entered by the U.S. Court and the Canadian Court.  Interest on the ABL DIP Facility is payable in cash at a rate per annum equal to either (i) a London interbank offered rate plus an applicable margin of 4.5%, subject to a 0% LIBOR floor, or (ii) a base rate plus an applicable margin of 3.5%.  Subject to limited carve-outs, the Company’s obligations under the ABL DIP Facility are secured by all pre-petition and post-petition assets of the Company.

The obligations of the Company under the ABL DIP Facility are guaranteed by each of the U.S. and Canadian subsidiaries of the Company that are debtors in the Chapter 11 Cases and the CCAA Proceedings (collectively, the “Guarantors”) and secured by all or substantially all the assets of the Company and the Guarantors.

The Purchaser has also agreed to arrange debtor-in-possession financing (the “Term DIP Financing” and, together with the ABL DIP Financing, the “DIP Financing”) to support the Company’s continued operations during the pendency of the Chapter 11 Cases and the CCAA Proceedings.  The Term DIP Financing is evidenced by a Superpriority Debtor-in-Possession Credit Agreement (the “Term DIP Facility”) providing for a secured multiple draw term loan credit facility of up to $361,300,000, with $30,000,000 available to fund working capital needs and approximately $331,300,000 available to repay in full the Company’s existing pre-petition term loan facility.  Interim approval of the Term DIP Financing has been received from the U.S. Court and the Canadian Court but the Term DIP Facility and borrowings thereunder remain subject to entry of final orders by the U.S. Court and the Canadian Court.

The maturity date of the Term DIP Facility is defined as the earliest of:  (a) 120 days from the Petition Date; (b) the consummation of the APA or other sale of all or substantially all of the assets of the Debtors; (c) the occurrence of an event of default specified under the Term DIP Facility and acceleration of all term loans and cancellation of commitments thereunder; (d) three (3) business days after the Petition Date if an interim order approving the Term DIP Facility is not entered by the U.S. Court and the Canadian Court; and (e) thirty (30) days after the Petition Date if a final order approving the Term DIP Financing has not been entered by the U.S. Court and the Canadian Court.  Interest on the Term DIP Facility is payable in cash at a per annum rate equal to 8%. Subject to the entry of a final order approving the Term DIP Facility and limited carve-outs, the Company will draw on the Term DIP Facility to repay the Company’s pre-petition secured term loans and, in connection therewith, the Company’s obligations under the Term DIP Facility will be secured by all pre-petition and post-petition assets of the Company.

The obligations of the Company under the Term DIP Facility are guaranteed by each of the Guarantors and secured by all or substantially all the assets of the Company and the Guarantors.

The foregoing descriptions of the APA and the DIP Financing are qualified in their entirety by reference to the respective agreements.  The APA is filed as Exhibit 10.1 hereto, the ABL DIP Facility is filed as Exhibit 10.2 hereto and the Term DIP Facility is filed as Exhibit 10.3 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 2.04.

Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

The Bankruptcy Proceedings constituted an event of default under the Term Loan Credit Agreement, dated as of April 15, 2014 (the “Term Loan Facility”), by and among the Company, as borrower, Bank of America, N.A., as administrative agent and collateral agent, Bank of America, N.A., J.P. Morgan Securities LLC, RBC Capital Markets and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, Bank of America, N.A., J.P. Morgan Securities LLC, and RBC Capital Markets, as bookrunners, JP Morgan Chase Bank, N.A. and RBC Capital Markets, as syndication agents, and the lenders party thereto from time to time, and the ABL Credit Agreement, dated as of April 15, 2014 (the “ABL Facility”), among Bauer Hockey Corp. and its Canadian subsidiaries from time to time party thereto, as Canadian borrowers, Bauer Hockey, Inc. and its U.S. subsidiaries from time to time party thereto, as U.S. borrowers, the Registrant as parent, Bank of America, N.A., as administrative agent and collateral agent, JP Morgan Chase Bank, N.A. and an affiliate of RBC Dominion Securities Inc., as syndication agents, Bank of America, N.A., J.P. Morgan Securities LLC, RBC Capital Markets and Morgan Stanley Senior Funding, Inc., as joint lead arrangers, Bank of America, N.A., J.P. Morgan Securities LLC, and RBC Capital Markets, as bookrunners, and the various lenders party thereto.  Under the terms of the Term Loan Facility and the ABL Facility, upon the Chapter 11 Filings, the outstanding principal and accrued and unpaid interest to date became immediately due and payable.  Interest on the amount payable will continue to accrue until paid.

Under Section 362 of the Bankruptcy Code, the acceleration provisions applicable to the debt obligations described above are generally unenforceable, and any remedies that may exist related to the events of default described above are stayed.

Item 7.01 Regulation FD Disclosure.

Additional information on the Chapter 11 Cases, including access to documents filed with the U.S. Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER at https://pacer.mab.uscourts.gov/cgibin/login.pl and is also available at the claims agent site: https://cases.primeclerk.com/psg/Home-Index.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange

Act”), or otherwise subject to the liabilities of such section.  The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01 Other Events.

On October 31, 2016, the Company issued a press release announcing the Bankruptcy Proceedings, the APA and the DIP Financing.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1

Asset Purchase Agreement, dated October 31, 2016, by and among Performance Sports Group Ltd., the other entities identified therein as sellers and 9938982 Canada Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-36506) filed on October 31, 2016).

10.2

Superpriority Debtor-in-Possession Term Loan Credit Agreement, dated as of October 31, 2016, by and among Performance Sports Group Ltd., the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and 9938982 Canada Inc., as administrative agent and collateral agent.

10.3

Superpriority Debtor-in-Possession ABL Credit Agreement, dated as of October 31, 2016, by and among Performance Sports Group Ltd., Bauer Hockey Corp., Bauer Hockey, Inc., the subsidiary borrowers and guarantors party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent.

99.1	Press Release, dated October 31, 2016 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-36506) filed on October 31, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2016

PERFORMANCE SPORTS GROUP LTD.

	By:	/s/ Michael J. Wall
		Name:	Michael J. Wall
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Asset Purchase Agreement, dated October 31, 2016, by and among Performance Sports Group Ltd., the other entities identified therein as sellers and 9938982 Canada Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-36506) filed on October 31, 2016).

10.2

Superpriority Debtor-in-Possession Term Loan Credit Agreement, dated as of October 31, 2016, by and among Performance Sports Group Ltd., the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and 9938982 Canada Inc., as administrative agent and collateral agent.

10.3

Superpriority Debtor-in-Possession ABL Credit Agreement, dated as of October 31, 2016, by and among Performance Sports Group Ltd., Bauer Hockey Corp., Bauer Hockey, Inc., the subsidiary borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent.

99.1	Press Release, dated October 31, 2016 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-36506) filed on October 31, 2016).